UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2026

COHERUS ONCOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36721	27-3615821
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

333 Twin Dolphin Drive, Suite 600

Redwood City, CA 94065

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 649-3530

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CHRS	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02 Results of Operations and Financial Condition

Coherus Oncology, Inc. (the “Company”) will include its preliminary unaudited net revenues for the quarter and fiscal year ended December 31, 2025, and cash, cash equivalents and investments as of December 31, 2025, at the 43rd Annual J.P. Morgan Healthcare Conference. A copy of the preliminary financial information included in this presentation is furnished as Exhibit 99.1 to this report.

The information furnished pursuant to Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Preliminary Unaudited Financial Results

The Company is providing the preliminary financial information for the quarter and fiscal year ended December 31, 2025 and as of December 31, 2025 based on currently available information. The Company’s financial closing procedures for the quarter and fiscal year ended December 31, 2025 are not yet complete. These procedures may result in changes that could significantly affect such preliminary unaudited results. As a result, the Company’s final results for the quarter and fiscal year ended December 31, 2025 and as of December 31, 2025 may vary materially from the preliminary unaudited results furnished in Exhibit 99.1. The Company’s independent registered public accounting firm has not reviewed or audited the financial results presented in this announcement.

Forward-Looking Statements

Certain information included in the slide attached as Exhibit 99.1 to this Current Report constitutes forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, including projected revenue growth of LOQTORZI. Such forward-looking statements involve substantial risks and uncertainties that could cause the Company’s actual results, performance or achievements to differ significantly from any future results, performance or achievements expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others, the Company’s ability to raise funds, which may not be available on acceptable terms or at all; the risks and uncertainties of the degree of market acceptance for the Company’s product by physicians, healthcare providers and patients; and the risks and uncertainties of litigation. All such forward-looking statements speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward-looking statements. For a further description of the significant risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the Company’s business in general, see the filings the Company makes with the Securities and Exchange Commission, including its annual report on Form 10-K and quarterly reports on Form 10-Q and the sections therein entitled “Risk Factors”.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Slide from Company presentation.

104	Cover page Interactive Data file (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 13, 2026	COHERUS ONCOLOGY, INC.

	By:	/s/ Dennis M. Lanfear
	Name:	Dennis M. Lanfear
	Title:	Chief Executive Officer